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                        SUPPLEMENT DATED AUGUST 19, 2003
                                       TO
                         PROSPECTUSES DATED MAY 1, 2003

This Supplement is intended to be distributed with REVOLUTION EXTRA II VARIABLE ANNUITY and REVOLUTION VALUE II VARIABLE ANNUITIES prospectuses dated May 1, 2003 for certain variable annuity contracts issued by John Hancock Life Insurance Company and sold through the above-referenced prospectuses in:

                                    NEW YORK.

Notwithstanding any language in the prospectuses to the contrary, the following shall apply with respect to contracts delivered or issued for delivery in New
York:

UNAVAILABLE OPTIONAL BENEFIT RIDERS

     The following optional benefit riders are NOT available for contracts issued in New York, and all references to them in the prospectuses should be disregarded:

 . the EARNINGS ENHANCEMENT ("BENEFICIARY TAX RELIEF") DEATH BENEFIT RIDER,

 . the ACCUMULATED VALUE ENHANCEMENT ("CARESOLUTIONS PLUS") RIDER,

 . the GUARANTEED RETIREMENT INCOME BENEFIT RIDER.

FIXED INVESTMENT OPTION

     The guaranteed minimum interest rate that we use for purposes of crediting interest to the guaranteed interest account differs in New York from that described on page 13 of the Revolution Extra II Variable Annuity prospectus and on pages 13-14 of the Revolution Value II Variable Annuities prospectus, as follows:

     In New York, the guaranteed minimum interest rate is 1/ 1//\\2\\%.

DATE OF MATURITY

     The date of maturity differs in New York from that described on page 28 of the Revolution Extra II Variable Annuity prospectus and on page 29 of the Revolution Value II Variable Annuities prospectus, as follows:

     Unless we otherwise permit, the date of maturity must be:

 . at least 12 months after the date the first premium is applied to your contract, and

 . no later than the age specified in your contract (normally the LATER OF AGE
   90 OR 10 YEARS AFTER THE DATE WE ISSUE YOUR CONTRACT).

     Subject to these requirements, you may subsequently change the date of maturity as described in the prospectus.

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SELECTING AN ANNUITY OPTION

     The annuity options available under a contract issued in New York differ from those described on page 29 of the Revolution Extra II Variable Annuity prospectus and on page 30 of the Revolution Value II Variable Annuities prospectus, as follows:

     If the initial monthly payment under an annuity option would be less than $20, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits. IF THE INITIAL MONTHLY PAYMENT UNDER AN ANNUITY OPTION WOULD BE MORE THAN $20 AND LESS THAN $50, WE MAY, IN LIEU OF PROVIDING MONTHLY ANNUITY PAYMENTS, INSTEAD APPLY YOUR CONTRACT VALUE TO PROVIDE PAYMENTS ON A QUARTERLY, SEMIANNUAL, OR ANNUAL BASIS.

     Subject to these limitations, your beneficiary may elect an annuity option, if:

 . you have not made an election prior to the annuitant's death;

 . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

 . the beneficiary notifies us of the election prior to the date the proceeds become payable.



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